SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2026

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1955 Lake Park Drive, Suite 300
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 25, 2026, GeoVax Labs Inc. (the “Company”), entered into a common stock warrant exercise inducement offer letter (the “Inducement Letter”) with a certain holder (the “Holder”) of existing warrants to purchase shares of the Company’s common stock, par value $0.001 per share (the “common stock”), issued on (i) February 17, 2026 (with a current exercise price of $2.31 per share) (the “February I 2026 Warrants”), February 17, 2026 (with a current exercise price of $2.31 per share) (the “February II 2026 Warrants”), March 31, 2026 (with a current exercise price of $1.36 per share) (the “March 2026 Warrants”), May 8, 2026 (with a current exercise price of $1.65 per share) (the “May 2026 Warrants”), May 19, 2026 (with a current exercise price of $1.48 per share) (the “May 19 I 2026 Warrants”), and May 19, 2026 (with a current exercise price of $1.48 per share) (the “May 19 II 2026 Warrants” and, collectively with the February I 2026 Warrants, February II 2026 Warrants, March 2026 Warrants, May 2026 Warrants, May 19 I 2026 Warrants and May 19 II 2026 Warrants, the “Exercised Warrants”), pursuant to which the Holder agreed to exercise for cash the Exercised Warrants to purchase an aggregate of 5,697,628 shares of the Company’s common stock in consideration for the Company’s agreement to issue new warrants (the “New Warrants”) to purchase an aggregate of up to 11,395,256 shares of the Company’s common stock (the “New Warrant Shares”) with an exercise price of $0.64 per share, exercisable on or after the date on which approval as may be required by the applicable rules and regulations of the Nasdaq Stock Market from the stockholder of the Company with respect to the exercise of the New Warrants and the issuance of all of the Warrant Shares upon exercise thereof and will expire five years following the date of issuance. The Company received aggregate gross proceeds of approximately $3,646,482 from the exercise of the Exercised Warrants by the Holder, before deducting financial advisor fees and other offering expenses payable by the Company. The New Warrants are substantially identical to the Exercised Warrants.

The Company engaged A.G.P./Alliance Global Partners (“AGP”) to act as its exclusive financial advisor in connection with the transactions summarized above and will pay AGP a cash fee equal to 7.0% of the gross proceeds received from the exercise of the Exercised Warrants. The Company also agreed to reimburse AGP up to $40,000 for its accountable legal expenses in connection with the transaction. The issuance of the New Warrants occurred on August 26, 2026 (the “Closing Date”). The Company expects to use the net proceeds from these transactions for general corporate purposes.  On August 26, 2026, the Company issued a press release announcing the transaction, which is filed as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The resale of the shares of the Company’s common stock issuable upon exercise of: the (i) February I 2026 Warrants and February II 2026 Warrants have been registered pursuant to a registration statement on Form S-1 (File No. 333-295082), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on April 21, 2026; (ii) March 2026 Warrants have been registered pursuant to a registration statement on Form S-1 (File No. 333-295081), declared effective by the SEC on April 21, 2026; and (iii) May 2026 Warrants, May 19 I 2026 Warrants and May 19 II 2026 Warrants have been registered pursuant to a registration statement on Form S-1 (File No. 333-296214), declared effective by the SEC on June 3, 2026.

The Company also agreed to file a registration statement on Form S-1 providing for the resale of the New Warrant Shares issuable upon the exercise of the New Warrants (the “Resale Registration Statement”), within 30 days of the date of the Inducement Letter, and to use commercially reasonable efforts to keep the Resale Registration Statement effective at all times until no holder of the New Warrants owns any New Warrants or New Warrant Shares. The Company further agreed to hold an annual or special meeting of stockholders on or prior to October 29, 2026, for the purpose of obtaining Stockholder Approval (as defined in the Inducement Letter).

The forms of the New Warrants and Inducement Letter are filed as Exhibits 4.1 and 10.1, respectively, to this Form 8-K and are incorporated herein by reference. The description of the terms of the New Warrants and Inducement Letter is not intended to be complete and is qualified in its entirety by reference to such exhibits. The Inducement Letter contains customary representations, warranties and covenants by us which were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

Item 3.02	Unregistered Sales of Equity Securities.

The description of the New Warrants under Item 1.01 of this Form 8-K is incorporated by reference herein. The Company issued the New Warrants pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) available under Regulation D issued thereunder. Neither the issuance of the New Warrants nor the New Warrant Shares have been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy our securities.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant
10.1	Form of Inducement Letter, dated August 25, 2026
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2026

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer